UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2023

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

(330) 458-9176

Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amended and Restated Promissory Note

On December 8, 2023, Hall of Fame Resort & Entertainment Company (the “Company,” “we,” “our,” and “us”), HOF Village Retail I, LLC and HOF Village Retail II, LLC (collectively “Retail”) entered into a First Amended and Restated Promissory Note (“First A&R Promissory Note”) with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter. The First A&R Promissory Note was entered to (i) set the interest rate at 12.5% per annum, compounded monthly, rather than the original variable rate, and PIK interest will continue through the maturity date; (ii) modifies the payment terms and maturity date to state interest is due and payable with the entire outstanding principal balance together with accrued unpaid interest on December 4, 2024 (the “Initial Maturity Date”), and if the borrower elects and qualifies for the Extension Option, the unpaid principal balance and all accrued and unpaid interest or other charges will be due on December 4, 2027 (the “Extended Maturity Date”); and (iii) adds a right to convert the Note into shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company at an initial conversion price equal to $3.66.

The First A&R Promissory Note is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Amendment Number 9 to Term Loan Agreement

On December 8, 2023, the Company, HOF Village Newco, LLC and HOF Village Youth Fields, LLC (collectively “Borrower”) entered into Amendment Number 9 to Term Loan Agreement (“Amendment Number 9”) with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter.

Amendment Number 9 was entered to (i) amend the collateral, restate applicable definitions, and acknowledge the First A&R Promissory Note is permitted indebtedness and lender waived the required prepayment percentage as related to permitted indebtedness; (ii) increase the principal amount of the loan from $9,539,153.54 to $14,139,153.54, resulting in an increase of $4,600,000, to reflect the Lender loaning Borrower an additional $4,600,000; and (iii) to use commercially reasonable efforts to provide Lender with a junior mortgage on all real property, whether leasehold or fee simple, owned or held by Borrowers subject to any requisite consent from other lenders and/or landlords.

The Amendment Number 9 is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

First Amendment to Second Amended and Restated Secured Cognovit Promissory Note

On December 8, 2023, the Company, HOF Village Newco, LLC and HOF Village Youth Fields, LLC (collectively “Borrower”), entered into a First Amendment to Second Amended and Restated Secured Cognovit Promissory Note (“First Amendment to Second A&R Secured Cognovit Promissory Note”) with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter.

The First Amendment to Second A&R Secured Cognovit Promissory Note was entered to (i) increase the principal amount of the loan from $9,539,153.54, outstanding as of November 30, 2023, to $14,139,153.54, resulting in an increase of $4,600,000, to reflect the Lender loaning Borrower an additional $4,600,000; and (ii) reset the price at which the loan is convertible into share of Common Stock to a conversion price equal to $3.66.

The First Amendment to Second A&R Secured Cognovit Promissory Note is attached hereto as Exhibit 10.3 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Fifth Amendment to and Spreader of Pledge and Security Agreement

On December 8, 2023, the Company, HOF Village Newco, LLC and HOF Village Youth Fields, LLC (collectively “Grantor”) entered into a Fifth Amendment to and Spreader of Pledge and Security Agreement (“Fifth Amendment & Spreader”) with CH Capital Lending, LLC (“Administrative Agent”), IRG, LLC, Midwest Lender Fund, LLC, affiliates of our director Stuart Lichter, and JKP Financial, LLC (collectively “Secured Parties”).

The Fifth Amendment & Spreader was entered to (i) define the Additional Draw Permitted and JCI Funds Collateral; and (ii) add a subsection to the Security Agreement to memorialize the Secured Parties subordinate right, title and interest in the JCI proceeds.

The Fifth Amendment & Spreader is attached hereto as Exhibit 10.4 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Third Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

On December 8, 2023, the HOF Village Youth Fields, LLC, HOF Village Parking, LLC and HOF Village Newco, LLC (collectively, “Grantor”) entered into a Third Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Third Amendment & Spreader“) with CH Capital Lending, LLC (“Administrative Agent” or “Secured Party”), an affiliate of our director Stuart Lichter.

The Third Amendment & Spreader was entered to (i) secure all obligations of the Grantors under the existing mortgage; (ii) restate that the mortgage secures all obligations of all the secured instruments; (iii) set forth the maximum principal indebtedness which shall be $66,003,898.56, exclusive of interest, taxes, legal fees and costs advanced for preservation of the property; and (iv) grant Secured Party a fee estate and all rights in the real property commonly known as Play-Action Plaza and a subleasehold estate in the Unity Parking Lot.

The Third Amendment & Spreader is attached hereto as Exhibit 10.5 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Release

On December 8, 2023, in consideration of Lender’s agreement to advance additional capital, the Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, HOF Village Retail I, LLC and HOF Village Retail II, LLC (collectively “Borrower”) entered into a Release (“Release”) for the benefit CH Capital Lending, LLC (“Administrative Agent” or “Lender”), an affiliate of our director Stuart Lichter, and Lender’s affiliates.

The Release is attached hereto as Exhibit 10.6 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Fifth Amendment to Loan Agreement

On December 8, 2023, the Company, HOF Village Retail I, LLC and HOF Village Retail II, LLC (collectively “Retail”) entered into the Fifth Amendment to Loan Agreement (“Fifth Amendment”) with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter. The Fifth Amendment was entered to (i) modify the rate of interest to 12.5% per annum, compounded monthly; (ii) increase the ability of Retail to use the full amount of the loan proceeds, up to $10,000,000, to pay costs of construction of the Hall of Fame Village Waterpark (the “Permitted Purpose”). An effect of the Fifth Amendment is to permit the Company to draw an additional $4,000,000 under the $10,000,000 Loan Agreement for the Permitted Purpose.

The Fifth Amendment is attached hereto as Exhibit 10.7 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document
10.1	First Amended and Restated Promissory Note, dated December 8, 2023 by Hall of Fame Resort & Entertainment Company, HOF Village Retail I, LLC, HOF Village Retail II, LLC, collectively as borrower, and CH Capital Lending, LLC, as lender
10.2	Amendment Number 9 to Term Loan Agreement, dated December 8, 2023 by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, collectively as borrower, and CH Capital Lending, LLC, as administrative agent and lender
10.3	First Amendment to Second Amended and Restated Secured Cognovit Promissory Note, dated December 8, 2023 by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, collectively as borrower, and CH Capital Lending, LLC, as lender
10.4	Fifth Amendment to and Spreader of Pledge and Security Agreement, dated December 8, 2023 by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, collectively as grantor, and CH Capital Lending, LLC as administrative agent/collateral agent and IRG, LLC, JKP Financial, LLC, and Midwest Lender Fund, LLC, collectively secured parties
10.5	Third Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 8, 2023 by HOF Village Youth Fields, LLC, HOF Village Parking, LLC, HOF Village Newco, LLC, collectively as grantor, and CH Capital Lending, LLC as administrative agent or secured party
10.6	Release, dated December 8, 2023 by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, HOF Village Retail I, LLC, HOF Village Retail II, LLC, collectively as borrower and CH Capital Lending, LLC as administrative agent and lender
10.7	Fifth Amendment to Loan Agreement, dated December 8, 2023 by and among Hall of Fame Resort & Entertainment Company, HOF Village Retail I, LLC, HOF Village Retail II, LLC, collectively as borrower, and CH Capital Lending, LLC, as lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: December 14, 2023

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